UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2015

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On September 17, 2015, TG Therapeutics, Inc. (the “Company”) issued a press release announcing it has reached an agreement with the U.S. Food and Drug Administration (FDA) regarding a Special Protocol Assessment (SPA) on the design of a Phase 3 clinical trial for its proprietary combination of TG-1101 (ublituximab), its glycoengineered anti-CD20 monoclonal antibody, plus TGR-1202, the Company’s once-daily PI3K-delta inhibitor, for the treatment of Chronic Lymphocytic Leukemia (CLL). A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press release issued by the Company on September 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc. (Registrant)

Date: September 17, 2015

By: /s/ Sean A. Power__________
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on September 17, 2015.